Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
LP policies require PSUs and RSUs to be valued as of their respective grant dates based upon the closing price of LP’s Common Stock on the grant date of the award. The Compensation Committee’s practice is to make equity awards to its NEOs and other employees at its first Compensation Committee meeting in a given year (generally in the last week of January or the first or second week of February). Compensation Committee meeting dates are set by the Compensation Committee at least one year in advance. Equity awards are not granted in anticipation of the release of material non-public information, and the release of material non-public information is not timed on the basis of equity grant dates. We do not currently grant stock options, stock-settled stock appreciation rights (“SSARs”) or similar instruments with option-like features as part of our equity compensation programs. If stock options, SSARs or similar instruments were to be granted in the future, LP would not grant such awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our Common Stock.

Award Timing Method	The Compensation Committee’s practice is to make equity awards to its NEOs and other employees at its first Compensation Committee meeting in a given year (generally in the last week of January or the first or second week of February). Compensation Committee meeting dates are set by the Compensation Committee at least one year in advance.
Award Timing Predetermined	true
Award Timing MNPI Considered	false
Award Timing, How MNPI Considered	Equity awards are not granted in anticipation of the release of material non-public information, and the release of material non-public information is not timed on the basis of equity grant dates
MNPI Disclosure Timed for Compensation Value	false